UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 29, 2006

USG CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8864	36-3329400

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

125 South Franklin Street, Chicago, Illinois		60606-4678

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(312) 606-4000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
     On January 29, 2006, the Board of Directors of USG Corporation (the “Company”) amended the Rights Agreement, dated as of March 27, 1998 (the “Current Rights Agreement”), by and between the Company and Harris N.A., successor to Harris Trust and Savings Bank, as rights agent. Among other things, the amendment permits the Company’s proposed equity rights offering to proceed without triggering the Current Rights Agreement, accelerates the expiration of the rights issued thereunder to 11 days after the effectiveness of USG’s plan of reorganization, and provides that the Current Rights Agreement will not be triggered while the Reorganization Rights Plan (as defined below) is in effect.
     The rights issued pursuant to the Current Rights Agreement are in all respects subject to and governed by the provisions of the Current Rights Agreement, as amended. Copies of the Current Rights Agreement are available free of charge from the Company. The foregoing description of the amendment to the Current Rights Agreement is qualified in its entirety by reference to the full text of the amendment, a copy of which is incorporated herein by this reference.
     Further, on January 29, 2006, the Board of Directors of the Company declared a dividend distribution of one right (a “Right”) for each share of common stock, par value $0.10 per share (the “Common Shares”), of the Company outstanding at the close of business on February 9, 2006 (the “Record Date”), pursuant to the terms of the USG Corporation Reorganization Rights Plan, dated as of January 30, 2006 (the “Reorganization Rights Plan”). The Reorganization Rights Plan also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company’s treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Reorganization Rights Plan, a copy of which is incorporated herein by this reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 31, 2006, the Certificate of Designations of the Company’s Junior Participating Preferred Stock, Series D, par value $1 per share (the “Series D Preferred Stock”), was amended to increase the number of shares constituting the Series D Preferred Stock from 2 million shares to 4 million shares.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired. N/A
     (b) Pro Forma Financial Information. None
     (c) Exhibits.

Nuumber	Exhibit

3.1	Amendment No. 1 to the Certificate of Designations of Junior Participating Preferred Stock, Series D

4.1	Amendment No. 1, dated January 30, 2006, to the Rights Agreement, dated as of March 27, 1998, by and between the Company and Harris N.A., successor to Harris Trust and Savings Bank, as rights agent, incorporated by reference to the Amendment No. 1 to Form 8-A filed by the Company on January 30, 2006

4.2	USG Corporation Reorganization Rights Plan, dated as of January 30, 2006, incorporated by reference to the Form 8-A filed by the Company on January 31, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

USG CORPORATION

By:	/s/ Stanley L. Ferguson
	Name:	Stanley L. Ferguson
	Title:	Executive Vice President and General Counsel

Date: February 1, 2006

EXHIBIT INDEX

Number	Exhibit

3.1	Amendment No. 1 to the Certificate of Designations of Junior Participating Preferred Stock, Series D

4.1	Amendment No. 1, dated January 30, 2006, to the Rights Agreement, dated as of March 27, 1998, by and between the Company and Harris N.A., successor to Harris Trust and Savings Bank, as rights agent, incorporated by reference to the Amendment No. 1 to Form 8-A filed by the Company on January 30, 2006

4.2	USG Corporation Reorganization Rights Plan, dated as of January 30, 2006, incorporated by reference to the Form 8-A filed by the Company on January 31, 2006

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